FSIC II

FS Investment Corporation II

Portfolio Update

As of August 31, 2012



FS Investment Corporation II (FSIC II) is an alternative investment fund that invests primarily in senior secured loans and other debt securities of private U.S. companies to generate income for investors.

This brochure explores the Fund's alternative approach to income and provides an update as of August 31, 2012.

Key Facts	
Commenced Operations:	June 2012
Total Capital Raise: (as of 9/11/12)	$191.6 million
Sponsor Commitment[1]:	$18.4 million
Registered Shares:	200 million
Public Offering Price: (as of 9/17/2012)	$10.05
Minimum Initial Investment:	$5,000
Distribution Reinvestment Price:	95%
Distribution Frequency[2]:	Monthly
Tax Reporting:	1099

1) As of September 11, 2012, FSIC II had raised gross proceeds of $191.6 million, including $18.4 million in proceeds contributed by affiliates of FSIC II Advisor and GSO Capital Partners LP, and members of the Company's board of directors.

2) The payment of future distributions on FSIC II's common shares is subject to the discretion of FSIC II's board of directors and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSIC II's Alternative Approach to Income

FSIC II seeks to generate current income and, to a lesser extent, long-term capital appreciation by:

- Investing primarily in senior secured loans and other debt instruments of private U.S. companies.
- Diversifying its holdings across industries and geographic locations.
- Utilizing an adviser/sub-adviser team with extensive experience in managing funds like FSIC II.
- Bringing the benefits of investing in private debt to investors because of its business development company (BDC) structure.

Investing in Private Debt

Senior secured loans make up the majority of FSIC II's assets and represent 63% of the Fund's portfolio. This asset class offers the potential for income while providing safeguards against the loss of principal. Senior secured loans are generally first in line for repayment, are backed by the company's assets and have contractual requirements designed to ensure loan repayment. Keep in mind, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principle. Below is FSIC II's portfolio composition by asset class, which may change over time depending on market conditions.

Portfolio Composition[2]	As of 8/31/2012
Senior Secured Loans – First Lien	48%
Senior Secured Loans – Second Lien	15%
Senior Secured Bonds	13%
Subordinated Debt	17%
Structured Notes	7%

Current Yield[1]

7.25%

This number represents the annualized semi-monthly distribution rate based on an offering price of $10.05 per share as of September 17, 2012, prior to any deduction of selling commissions or dealer manager fees. Past performance is no guarantee of future results.

Floating Interest Rate Focus

72% of FSIC II's portfolio is invested in floating rate assets.

80% of the Fund's floating rate assets have an interest rate floor. An interest rate floor allows investors to participate in the upside of rising interest rates while offering downside yield protection.

Diversifying in Attractive Holdings

Private companies represent a significant segment of the U.S. economy and can offer many attractive investment opportunities. FSIC II seeks assets in established, stable enterprises with strong profitability and positive cash flows. FSIC II intends to diversify holdings across industries and geographic locations. Remember that diversification and asset allocation alone cannot guarantee a profit nor eliminate the potential loss of principal.

Investments by Industry[2]



8%
13%
28%
5%
19%
5%
11%
11%

- Financials - 8%
- Industrials - 13%
- Consumer Discretionary - 28%
- Healthcare - 5%
- Information Technology - 19%
- Utilities - 5%
- Telecomm Services - 11%
- Energy - 11%

Investment Landscape[3]



FSIC II Investment Footprint

Global Holdings: Germany
France

1) To date, this yield has not included any distributions paid from offering proceeds or borrowings, although, even if distributions are not paid from offering proceeds or borrowings, a portion of FSIC II's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends or other distributions received by FSIC II from its portfolio companies. Any such return of capital will not reduce the amounts available to FSIC II for investments.

2) Calculated as a percentage of amortized cost. Certain percentages may have been rounded.

3) Location represents the state in which the portfolio company is headquartered or its principal operating location.

Top 10 Holdings by Percentage			
Holding[4]	Asset Type	Industry	% of Fund[2]
Chesapeake Energy Corp.	Subordinated Debt	Energy	6.9%
Ares 2012 CLO 2A Class Subord.	Structured Notes	Financials	6.9%
Sorenson Communication, Inc.	Loans - First Lien	Telecommunication Services	5.7%
Clear Channel Capital I, LLC	Loans - First Lien	Consumer Discretionary	5.4%
PH Holding LLC	Secured Bonds	Consumer Discretionary	4.3%
Texas Competitive Electric Holdings Co. LLC	Loans - First Lien	Utilities	4.2%
MModal Inc.	Loans - First Lien	Information Technology	3.9%
Aurora Diagnostics, LLC	Subordinated Debt	Healthcare	3.5%
Data Device Corp.	Loans - Second Lien	Industrials	3.3%
Cenveo Corp.	Secured Bonds	Consumer Discretionary	3.2%
		Percentage of Total Portfolio	**47.3%**

Experienced Management Team

Franklin Square Capital Partners, a sponsor of alternative investment funds, designed FSIC II and, through an affiliated subsidiary, oversees and manages its investments and operations. Franklin Square partnered with GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP (GSO), to sub-advise the Fund. In this sub-adviser role, GSO analyzes and recommends potential holdings and investment opportunities for FSIC II's portfolio. Together, Franklin Square and GSO offer extensive experience in managing alternative investments.

Fund Sponsor	Sub-Adviser[5]
FRANKLIN SQUARE CAPITAL PARTNERS	GSO CAPITAL PARTNERS *A Blackstone Company*
• Sponsor of three alternative investment funds with over \$3.7 billion in total assets as of June 30, 2012 • Dedicated investment committee with extensive experience specific to private debt and private equity • Substantial investment by Franklin Square, GSO and their affiliates to the funds totaling over \$58 million	• Manages over \$50 billion in assets as of June 30, 2012 • Credit platform of The Blackstone Group, one of the largest alternative asset managers in the world with over \$190 billion in assets under management as of June 30, 2012 • Named Money Manager of the Year in 2012 by *Institutional Investor* magazine

BDC Structure Offers Access and Protections

FSIC II is structured as a BDC, a special type of investment vehicle designed to give individual investors access to opportunities in the debt and equity of private companies. As a BDC, FSIC II must invest at least 70% of its assets in "qualifying assets" – generally securities of private U.S. companies or in publicly-traded companies with market capitalizations under \$250 million.

FSIC II is registered with the SEC and is regulated under the Investment Company Act of 1940. This is the same legislation that governs mutual funds and requires that BDCs follow stringent transparency and reporting standards. Investing in BDCs involves certain risks. For instance, BDCs may be limited in the types of securities they may hold and there may be a lack of information regarding the private companies in which they invest. Be sure to refer to the fund prospectus to understand its specific risks before investing.

4) Security may be an obligation of one or more entities affiliated with the named company.
5) FSIC II is sub-advised by GDFM, a subsidiary of GSO.



FRANKLIN SQUARE
CAPITAL PARTNERS

About Franklin Square Capital Partners

Franklin Square Capital Partners is a sponsor and national distributor of alternative investment products designed for individual investors.

Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square's goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products managed by what it deems to be best-in-class alternative asset managers.

Franklin Square distributes its sponsored financial products to the independent broker-dealer community through its affiliated wholesaling broker-dealer, FS^2 Capital Partners, LLC (member FINRA / SIPC).

Risk Factors

An investment in the common stock of FSIC II involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- Investors may not receive distributions or our distributions may not grow over time. We may pay distributions from offering proceeds, borrowings or the sale of assets and we have not established limits on the amount of funds that we may use from net offering proceeds or borrowings to make distributions. Our distribution proceeds may exceed our earnings, and, therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which would increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

www.FSInvestmentCorpII.com

FS^2 CAPITAL PARTNERS
MEMBER FINRA/SIPC

FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC